                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934






Date of report (Date of earliest event reported):       January 18, 2001
                                                  -----------------------------


                            PERVASIVE SOFTWARE INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-23043                  74-2693793
-------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
   of Incorporation)                 File Number)           Identification No.)



12365 Riata Trace Parkway, Building II, Austin, Texas                   78727
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)


Company's telephone number, including area code:   (512) 231-6000
                                                 ------------------------------



 ------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

         On January 18, 2001, Pervasive Software Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company approved a six-month extension of the share-repurchase program. The press release is attached as Exhibit 99.1 to this 8-K.


Item 7.  Exhibits.

         Exhibit
         Number     Description
         -------    -----------

         99.1       Pervasive Software Inc. Press Release issued January 18,
                    2001.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     PERVASIVE SOFTWARE INC.



Date:  January 19, 2001              By: /s/ JAMES OFFERDAHL
                                         --------------------------------------
                                         James Offerdahl
                                         Chief Financial Officer,
                                         Chief Operating Officer and Secretary

                                 EXHIBIT INDEX




Exhibit
Number    Description
------    -----------

99.1      Pervasive Software Inc. Press Release issued January 18, 2001.